Exhibit 10.3

SUPPLEMENTAL INDENTURE

dated as of February 3, 2012

among

WELLS OPERATING PARTNERSHIP II, L.P.,

The Guarantors Party Hereto

and

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

___________________________________

5.875% Senior Notes due 2018

THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of February 3, 2012, among Wells Operating Partnership II, L.P., a Delaware limited partnership (the “Issuer”), the Parent (defined below), Wells REIT II - 5 Houston Center, L.P., a Delaware limited partnership, and Wells REIT II - Cranberry Woods Development, Inc., a Pennsylvania business trust (each an “Undersigned”) and U.S. Bank National Association, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Issuer, Wells Real Estate Investment Trust II, Inc., a Maryland corporation (the “Parent”), the other Guarantors party thereto and the Trustee entered into the Indenture, dated as of April 4, 2011 (the “Indenture”), relating to the Issuer's 5.875% Senior Notes due 2018 (the “Notes”);
WHEREAS, pursuant to Section 16.04 of the Indenture, the Issuer and the Parent agree to cause subsidiaries to provide Guaranties in circumstances specified therein;
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:
Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 2. Each Undersigned, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 16 thereof.
Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

Wells Operating Partnership II, L.P., as Issuer By: WELLS REAL ESTATE INVESTMENT TRUST II, INC., its General Partner
By:	/s/ Douglas P. Williams
	Name:	Douglas P. Williams
	Title:	Executive Vice President

WELLS REIT II - CRANBERRY WOODS DEVELOPMENT, INC., as a Guarantor By: WELLS REAL ESTATE INVESTMENT TRUST II, INC., its Trustee
By:	/s/ Douglas P. Williams
	Name:	Douglas P. Williams
	Title:	Executive Vice President

WELLS REIT II - 5 HOUSTON CENTER, L.P., as a Guarantor By: WELLS REIT II TEXAS, Inc., its General Partner
By:	/s/ Douglas P. Williams
	Name:	Douglas P. Williams
	Title:	Executive Vice President

U.S. Bank National Association, as Trustee
By:	/s/ Raymond S. Haverstock
	Name:	Raymond S. Haverstock
	Title:	Vice President